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                                    EXHIBIT 10.29

                                M A R T I N  S E L I G
                                     REAL ESTATE




March 27,1998






Ms. Debbie Faulkner
ACTIVE VOICE CORPORATION
Third and Broad Building
2901 Third Avenue, Suite 500
Seattle, Washington 98121

Dear Debbie:

Please refer to the Lease dated January 31, 1991 and all amendments attached thereto. Consider this an additional Lease Amendment.

Pursuant to the Lease Amendment dated December 12, 1997, Martin Selig and Active Voice hereby agree and acknowledge the premises Active Voice recently leased on the third floor comprise of 12,293 usable square feet, plus a six percent (6%) load factor on the third floor totals 13,053 rentable square feet. The attached Exhibit "A" more specifically details the areas included in the preceding footages.

Further, Paragraph 1. in the Lease, entitled DESCRIPTION, specifies the common area load factor for any Active Voice premises be based upon the actual percent, however, not to exceed five percent (5%). Martin Selig and Active Voice hereby agree that henceforward any additional premises Active Voice absorbs will include the actual percent of load factor, whatever it may be. The load factor will, in any case, be determined by the Building Owners and Managers Association "Standard Method for Measuring Floor Area in Offfice Buildings".

Unless modified above, all other lease and amendment terms and conditions will remain unchanged and in full force and effect.




                                     1000 SECOND AVENUE
                                         SUITE 1800
                               SEATTLE, WASHINGTON 98104-1046
                                       1206) 467-7600
                                      FAX (206)388-5296
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Ms. Debbie Faulkner
ACTIVE VOICE CORPORATION
March 27, 1998
Page 2



If you are in agreement with the preceding, please so acknowledge by signing and dating below in the presence of a notary. Return two (2) copies to me, retaining two (2) for your own files. Thank you.

Sincerely,


/s/ Theresa Groff
-----------------------------
Theresa Groff

ACTIVE10312.98

Attachment


                                AGREED AND ACCEPTED:


                                             ACTIVE VOICE CORPORATION
/s/ Martin Selig                             By   /s/ Frank J. Costa
-------------------------------------        ----------------------------------
Martin Selig                                 Its  President
                                             ----------------------------------
                                             ----------------------------------
3/27/98                                      4/9/98
-------------------------------------        ----------------------------------
Dated                                        Dated

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STATE OF WASHINGTON     )
                        )    ss,
COUNTY OF KING          )

     On this 27TH day of MARCH, 1998, before me, a Notary Public in and for the State of Washington, personally appeared MARTIN SELIG, the individual who executed the within and foregoing instrument and acknowledged said instrument to be his free and voluntary act and deed for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal, the day and year first above written.

                           /s/ Jill M. Hayes
                           -------------------------------------------------
   (notary )seal here      Notary/Public in and for the State of Washington
                           Residing at:   Fall City
                                        ------------------------------------
                           My commission expires:   6/1/98
                                                  --------------------------


STATE OF                )
                        )    ss,
COUNTY OF KING          )



     On this _________ day of ___________, 19__, before me, a Notary Public in and for the State of _________________, personally appeared ______________, to me known to be the _________________, respectively, of _________________, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she/they is/are authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal, the day and year first above written.


                             ------------------------------------------
                             Notary Public in and for the State of
                                                                   ----
                             Residing at:
                                          -----------------------------
                             My commission expires:
                                                   --------------------